NUMBER

BNC 154[illegible]2

SHARES

BNC BANCORP

THOMASVILLE, NORTH CAROLINA

INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 05566T 10 1

THIS CERTIFIES that

SPECIMEN SPECIMEN SPECIMEN

is the owner of

FULLY PAID SHARES OF THE COMMON STOCK OF NO PAR VALUE PER SHARE OF

BNC BANCORP

CERTIFICATE OF STOCK

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and the Seal of the Corporation to be hereunto affixed.

Dated

BNC Bancorp CORPORATE SEAL NC

SECRETARY

PRESIDENT

COUNTERSIGNED AND REGISTERED:
REGISTRAR AND TRANSFER COMPANY
(Cranford, New Jersey)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

BNC BANCORP

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–........................Custodian........................
(Cust) (Minor)
under Uniform Gifts to Minors
Act........................
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____________________________________ *shares*

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: ________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

THE CORPORATION WILL FURNISH IN WRITING WITHOUT CHARGE TO EACH SHAREHOLDER OF THE CORPORATION WHO SO REQUESTS THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS OF SHARES OF THE CORPORATION AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES THEREOF. THE BOARD OF DIRECTORS OF THE CORPORATION HAS THE AUTHORITY TO DETERMINE THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS (INCLUDING ANY QUALIFICATIONS, CONDITIONS, OR RESTRICTIONS) APPLICABLE TO FUTURE CLASSES OF SHARES OF THE CORPORATION AND VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS FOR FUTURE SERIES OF SHARES WITHIN ANY CLASS OF THE CORPORATION'S SHARES.